Exhibit 32.1

                           Section 1350 Certifications

                     CERTIFICATE OF CHIEF EXECUTIVE OFFICER

                       Pursuant to 18 U.S.C. Section 1350

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Hanxiong Cai, a Director and President, who also performs the function of chief executive officer of China Media 1 Corp., certify that the Quarterly Report on Form 10-QSB/A (the "Report") for the quarter ended September 30, 2005, filed with the Securities and Exchange Commission on the date hereof:

      (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (ii) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of China Media 1 Corp.

                  By: /s/ Hanxiong Cai
                      ---------------------
                      Hanxiong Cai
                      President and a member of the Board of Directors (who
                      also performs the function of principal executive officer)


A signed original of this written statement required by Section 906 has been provided to China Media 1 Corp. and will be retained by China Media 1 Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

                           Section 1350 Certifications

                     CERTIFICATE OF CHIEF FINANCIAL OFFICER

                       Pursuant to 18 U.S.C. Section 1350

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Ernest Cheung, Chief Financial Officer of China Media 1 Corp., certify that the Quarterly Report on Form 10-QSB/A (the "Report") for the quarter ended September 30, 2005, filed with the Securities and Exchange Commission on the date hereof:

      (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (ii) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of China Media 1 Corp.

                  By: /s/ Ernest Cheung
                      --------------------------
                      Ernest Cheung
                      Chief Financial Officer, Secretary and a member of the Board of Directors (who also performs the function of principal accounting and financial officer)

A signed original of this written statement required by Section 906 has been provided to China Media1 Corp. and will be retained by China Media 1 Corp. and furnished to the Securities and Exchange Commission or its staff upon request.